MERIDIAN BANK TEXAS
100 Lexington Street, Ste. 100
Fort Worth, Texas 76102

January 30, 2013

GATEWAY ENERGY CORPORATION
1415 Louisiana Street, Suite 4100
Houston, Texas 77002

Re: Fifth Amendment to Loan Agreement

Gentlemen:

This letter (this "Amendment") amends the loan agreement dated December 7, 2009, among GATEWAY ENERGY CORPORATION ("Borrower"), a Delaware corporation; GATEWAY PIPELINE COMPANY; GATEWAY OFFSHORE PIPELINE COMPANY; GATEWAY PROCESSING COMPANY; GATEWAY ENERGY MARKETING COMPANY; GATEWAY PIPELINE USA CORPORATION; GATEWAY COMMERCE LLC and GATEWAY DELMAR LLC (collectively "Guarantors"); and MERIDIAN BANK TEXAS ("Lender"), as previously amended by a First Amendment dated April 5, 2011, a Second Amendment dated October 31, 2011, a Third Amendment dated December 9, 2011, and a Fourth Amendment dated February 29, 2012 (as amended, the "Loan Agreement"). Capitalized terms below have the meanings assigned in the Loan Agreement.

1. Collateral. (a) Subsection (a) of Section 2 of the Loan Agreement is hereby amended to read as follows:

> "Payment of the Notes, all obligations with respect to Letters of Credit, and all other fees and expenses due pursuant to the Loan Agreement or the other Loan Documents will be secured by the first liens and first security interests created or described in the following (collectively the "Security Documents"): (i) the mortgages and deeds of trust (collectively the "Deed of Trust") described in Schedule 1 of the Loan Agreement, executed by Gateway Pipeline Company and Gateway Offshore Pipeline Company originally in favor of WNB, and assigned to Lender by Assignment of Note and Liens of even date herewith; (ii) all other documents, notices, and financing statements described in Schedule 1 of the Loan Agreement, the same having been assigned to Lender by WNB; (iii) Commercial Security Agreements (collectively the "Security Agreement") dated December 7, 2009, executed by Borrower and each Guarantor then a party to the Loan

Agreement in favor of Lender, and covering all personal property of Borrower and each Guarantor; (iv) a Pledge and Security Agreement dated December 7, 2009, executed by Borrower in favor of Lender and covering Borrower's stock in Guarantors; (v) an Amendment to Mortgage and Deed of Trust signed effective December 7, 2009, executed by GATEWAY OFFSHORE PIPELINE COMPANY in favor of Lender; (vi) an Amendment to Mortgage and Deed of Trust signed effective December 7, 2009, executed by GATEWAY PIPELINE COMPANY in favor of Lender (vii) a Second Amendment to Mortgage and Deed of Trust signed effective January 7, 2010, executed by GATEWAY PIPELINE COMPANY in favor of Lender; (viii) a Deed of Trust and Security Agreement executed June 22, 2011, by GATEWAY PIPELINE USA Corporation in favor of Lender; (ix) a Deed of Trust and Security Agreement of dated February 29, 2012, from GATEWAY COMMERCE LLC in favor of Lender and covering the real and personal property acquisition the Commerce Acquisition; (x) two Commercial Security Agreements of dated February 29, 2012, executed by GATEWAY PIPELINE USA CORPORATION and GATEWAY COMMERCE LLC in favor of Lender; (xi) an Assignment of Deposit Account of even date herewith executed by Borrower in favor of Lender in the amount of $450,000.00, and (xii) any other security documents now or hereafter executed in connection with the Loans. All pipelines and gathering systems and all other real and personal property now or hereafter mortgaged to Lender by Borrower or any of the Guarantors, including the property covered by the Deed of Trust and the Security Agreement, will be referred to as the "Properties." If requested by Lender, Borrower will execute in favor of Lender mortgages, deeds of trust, security agreements, or amendments, in Proper Form (as defined below), mortgaging any additional midstream oil and gas properties and all additional interests in the Properties acquired by Borrower."

(b) In consideration of the making of the Term Loan, Gateway Delmar, LLC shall execute and deliver an Unlimited Guaranty in favor of Lender and shall become one of the "Guarantors" under the Loan Agreement.

2. Financial Covenant. Subsections (b) and (c) of Section 7 of the Loan Agreement is amended to read as follows:

"(b) Maintain a Debt to Tangible Net Worth Ratio less than or equal to 3.5 to 1.0 as of the end of each fiscal quarter. "Debt to Tangible Net Worth Ratio" is defined as the ratio of (i) the total amount outstanding on the Loans, divided by (ii) the total value of Borrower's and its subsidiaries' assets, less the value of Borrower's and its subsidiaries' intangible assets, less the total amount of Borrower's and its consolidated subsidiaries liabilities.

(c) Maintain at the end of each fiscal quarter a Debt Service Coverage Ratio greater than or equal to 1.5 to 1.0. "Debt Service Coverage Ratio" is defined as the ratio of (i) EBITDA for Borrower and its subsidiaries on a consolidated basis for the most recent quarter, divided by (ii) interest expense on the Loans for the quarter, plus actual principal and interest payments on any other indebtedness of Borrower and its subsidiaries for the most recent fiscal quarter (other than principal and interest payments on indebtedness related to the financing of insurance premiums). "EBITDA" means, for any period, the pre-tax net income of the Borrower and its consolidated subsidiaries for such period, *plus* (without duplication and only to the extent deducted in determining such net income) interest expense of the Borrower and its consolidated subsidiaries for such period, depreciation, non-cash amortization, depletion, write down of assets and other non-cash expenses of the Borrower and its consolidated subsidiaries for such period, *plus or minus*, as the case may be, nonrecurring losses or gains resulting from the sale of assets during such period (to the extent such losses or gains are included in the determination of such net income)."

3. Reporting Requirements. Subsection (3) of Section 8 of the Loan Agreement is hereby amended and restated as follows:

"(3) With the quarterly and annual financial statements required above, a quarterly compliance certificate in the form of Exhibit B attached, signed by an authorized officer of Borrower and certifying compliance with the financial covenants and other matters in the Loan Agreement;"

3. Fees. In connection with this Amendment, Borrower will pay to Lender an amendment fee of $3,750.00. This fee is non-refundable and earned by Lender upon execution of this Amendment.

4. Confirmation of Prior Documents. (a) As security for the Notes, Borrower and Guarantors previously executed the Security Documents for the benefit of Lender. Borrower and Guarantors ratify and confirm the Security Documents, acknowledges that they are valid, subsisting, and binding, and agrees that the Security Documents secure payment of the Notes (including the Term Note) and the Loans.

(b) In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guaranty payment of the Notes (including the Term Note) and the Loans (including the Term Loan).

5. Confirmations. Borrower hereby represents to Bank that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct as of the date of execution of this Amendment; and that Borrower is in compliance as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement and all reporting requirements set forth in Section 8 of the Loan Agreement.

6. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrower and Guarantors acknowledge that the Loan Agreement, the Note, the Security Documents, and the Guaranties are valid, subsisting, and binding upon Borrower and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrower and Guarantors ratify the Loan Agreement, as amended.

7. Fax and Email Provision. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrower and filing counterparts. This Amendment and the related Loan Documents may also be executed by Borrower and Guarantors in remote locations with signature pages faxed or emailed to Lender. Borrower and Guarantors agree that the faxed or emailed signatures are binding upon Borrower and Guarantors, and Borrower and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrower or Guarantors fail to promptly deliver all required original signatures.

8. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

9. Final Agreement. (a) In connection with the Loan, Borrower, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the "Written Loan Agreement").

(b) It is the intention of Borrower, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrower, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loan is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Signatures on following page.]

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this letter.

Yours very truly,

MERIDIAN BANK TEXAS

By: ______________________
John Van Son,
Executive Vice President

Accepted and agreed to as of
this 7 day of February, 2013

BORROWER:

GATEWAY ENERGY CORPORATION

By: ______________________
Frederick M. Pevow, Jr.,
President and CEO

GUARANTORS:

GATEWAY PIPELINE COMPANY

BY: ______________________
Frederick M. Pevow, Jr.,
President

GATEWAY OFFSHORE PIPELINE COMPANY

BY: ______________________
Frederick M. Pevow, Jr.,
President

GATEWAY PROCESSING COMPANY

BY: ______________________
Frederick M. Pevow, Jr.,
President

GATEWAY ENERGY MARKETING COMPANY

BY: ______________________
Frederick M. Pevow, Jr.,
President

GATEWAY PIPELINE USA CORPORATION

BY: ______________________
Frederick M. Pevow, Jr.,
President

GATEWAY COMMERCE LLC

BY: ______________________
Frederick M. Pevow, Jr.,
President

GATEWAY DELMAR LLC

BY: ______________________
Frederick M. Pevow, Jr.,
President

Exhibits
Exhibit B - Compliance Certificate